81249120 FIRST AMENDMENT TO AMENDED AND RESTATED RESORT MANAGEMENT AGREEMENT FOR HARD ROCK HOTEL & CASINO, LAS VEGAS This First Amendment to Amended and Restated Resort Management Agreement (this “Amendment”) is made as of November 11, 2013 (the “Effective Date”), by and between HRHH HOTEL/CASINO, LLC, a Delaware limited liability company (the “Resort Owner”), HRHH DEVELOPMENT, LLC, a Delaware limited liability company (the “Adjacent Property Owner”), HRHH IP, LLC, a Delaware limited liability company (the “IP Owner”), HRHH CAFÉ, LLC, a Delaware limited liability company (the “Café Owner”), LVHR CASINO, LLC, a Nevada limited liability company (the “Gaming Owner”, and together with the Resort Owner, the Adjacent Property Owner, the IP Owner and the Café Owner, collectively, “Owner”), and WG- HARMON, LLC, a Nevada limited liability company (“Manager”). Each of the Owner, and the Manager, are sometimes referred to individually herein as a “Party”, and collectively herein as the “Parties”. RECITALS A. Owner and Manager entered into that certain Amended and Restated Resort Management Agreement dated as of June 15, 2012 (the “Resort Management Agreement”). B. An Affiliate of Manager, along with a third party investment partner, plan to open and brand a hotel and casino in Sioux City, Iowa (the "Sioux City Hotel") using the Marks. C. Pursuant to Section 2.2.23 of the Resort Management Agreement, Manager has agreed to provide certain assistance to Owner in connection with various sublicense opportunities within the Morton Territories. D. Because the Sioux City Hotel represents a sublicense opportunity within the Morton Territories (the "Sioux City Sublicense Opportunity"), the Parties have identified certain revisions to the provisions of the Resort Management Agreement required in order to clarify the nature and extent of Manager's assistance and supervision with respect to the Sioux City Sublicense Opportunity. E. Owner and Manager desire to modify certain terms and provisions of the Resort Management Agreement to reflect those clarifications, and have agreed to amend the Resort Management Agreement to reflect such clarifications on the terms and conditions set forth in this Amendment. F. All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Resort Management Agreement. AGREEMENT

81249120 Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Manager hereby agree that the Resort Management Agreement shall be amended and modified as follows: 1. Oversight Over Sublicense Deals. The Parties desire to clarify that Manager shall also assist in enforcing, maintaining, and supporting not only those existing sublicense deals and projects, but also any future sublicense deals and projects. Accordingly, the last sentence of Section 2.2.23 of the Resort Management Agreement is hereby amended by deleting the word "existing". 2. Sioux City Sublicense Opportunity. Given that an Affiliate of Manager has an ownership interest in the Sioux City Sublicense Opportunity, the Parties desire to establish certain guidelines regarding the nature and extent of Manager's assistance with respect to the Sioux City Sublicense Opportunity. Accordingly, the following provisions are added to the end of Section 2.2.23 of the Resort Management Agreement: "Notwithstanding the foregoing, the following shall be applicable with respect to the hotel/casino in Sioux City, Iowa (the "Sioux City Property") covered by that certain License Agreement by and between HRHH IP, LLC and SCE Partners, LLC (the "Sioux City License Agreement") for so long as Manager is an Affiliate of the licensee under the Sioux City License Agreement: (a) Subject to item (b) below, Manager shall not be responsible for assisting in enforcing or otherwise policing the Sioux City Property or the Sioux City License Agreement; (b) The enforcement, maintenance and supervision of the Sioux City License Agreement shall be the responsibility of Owner, provided that Manager shall cooperate with Owner and Owner's Representative in Owner's oversight of the Sioux City License Agreement, including, without limitation, responding promptly to any reasonable inquiries and providing Owner and Owner's Representative with any reasonably requested information and materials regarding the Sioux City Property or the Sioux City License Agreement that would be requested or provided in the ordinary course of the oversight and supervision of the enforcement, maintenance and support of the sublicense deals and projects; provided, however, that nothing contained in the foregoing shall excuse or permit Manager's Affiliates (or any investment partners), in their capacity as owner of the Sioux City Property, from otherwise operating and maintaining the Sioux City Property in accordance with the Sioux City License Agreement, or timely performing any of the obligations thereunder; and (c) In connection with the Sioux City Property or the Sioux City License Agreement, to the extent that any material conflict arises between Manager or its Affiliate's interests or obligations thereunder and Manager's interests or obligations under this Agreement, Manager shall promptly notify Owner, and the Parties shall work together in good faith to mutually resolve any such conflicts."

81249120 3. Application of Certain Provisions of Resort Management Agreement. In connection with the Resort Management Agreement as modified by this Amendment, the Parties also hereby acknowledge and agree to the following: (a) Notwithstanding Section 16.1(a)(ii) of the Resort Management Agreement to the contrary, there will be no cure period available to Manager with respect to its breach of Section 2.2.23(b) (as such subsection (b) has been inserted into the Resort Management Agreement pursuant to Section 2 of this Amendment); and (b) Notwithstanding Section 16.1(a)(ii) of the Resort Management Agreement to the contrary, the cure period available with respect to any breach by Manager of Section 2.2.23(c) (as such subsection (c) has been inserted into the Resort Management Agreement pursuant to Section 2 of this Amendment) will be three (3) business days. 4. Termination of Sioux City License Agreement. Manager hereby acknowledges and agrees that if: (i) HRHH IP, LLC ("Licensor") terminates that certain License Agreement (the "Sioux City License Agreement") with SCE Partners, LLC ("Licensee") as a result of a Material Default (as defined in the Sioux City License Agreement) by Licensee thereunder; (ii) Licensor exercises its right to terminate the Sioux City License Agreement pursuant to Section 14.2.4 thereunder; (iii) either Licensor or Licensee terminates the Sioux City License Agreement pursuant to Section 2.1.7 thereunder; or (iv) Manager takes any action (or fails to take any action) in connection with the Sioux City License Agreement that violations the obligations of Manager to Owner under Section 2.12 of the Resort Management Agreement, then, in each case, Owner, in its sole and absolute discretion, may, in addition to any other rights or remedies available to Owner, terminate the Resort Management Agreement. 5. Ratification. Owner and Manager ratify and confirm the continued force and effect of the Resort Management Agreement, as modified by this Amendment. Owner and Manager agree that all terms and provisions of the Resort Management Agreement shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein; provided, however, Owner and Manager agree that nothing in this Amendment or in the Sioux City License Agreement will be read to limit any rights granted to Owner pursuant to the Resort Management Agreement, as amended and existing immediately prior to the date hereof, nor will it be read to impose any greater obligations on Owner to resolve any breach or other issues that may arise under the Resort Management Agreement than otherwise required by Owner under the Resort Management Agreement, as amended and existing immediately prior to the date hereof. 6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment. 8. Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the date of this Amendment. [signature page follows]